AMENDMENT NO. 3 TO MANUFACTURING AND COMMERCIAL SUPPLY AGREEMENT This Amendment No. 3 to Manufacturing and Commercial Supply Agreement (“Amendment No. 3”) is dated as of July 1, 2022 (the “Amendment No. 3 Effective Date”) and is entered into between Patheon Austria GmbH & Co KG, with its principal offices located at St. Peter Strasse 25, A-4020 Linz, Austria (“Patheon”), and Tricida, Inc., a Delaware corporation, with its principal offices located at 7000 Shoreline Court, Suite 201, South San Francisco, CA 94080 (“Tricida”), in order to amend the Manufacturing and Commercial Supply Agreement between the parties dated as of October 4, 2019, as amended by Amendment No. 1 dated March 30, 2021 and Amendment No. 2 dated August 26, 2021 (collectively, the “Agreement”). Each of Patheon and Tricida are sometimes referred to herein as “Party” or “Parties”. WHEREAS, following the of the , the Parties wish to further modify the obligations of the Parties under the Agreement as set forth herein. NOW, THEREFORE, the Parties hereby agree as follows: 1. . Prior to the of the , Patheon will in order to . Patheon shall related to the , except Tricida shall bear for and . For clarity, . Following , the technical teams of both Parties will jointly . The . other will be during the without mutual written agreement of the parties. 2. . The will be . For the sake of clarity, . will be under Amendment 3. will be in accordance with the Quality Agreement and Section 6 of the Agreement. 3. . a. . Following of the described in Section 1 above, and described in Section 2 of this Amendment No. 3, the listed in Appendix 2) . Patheon will .

Page 2 of 7 Tricida – Patheon – Amendment 3 to Manufacturing and Commercial Supply Agreement b. . Following described in Section 3(a) above, Patheon will and the . Patheon will and . c. . In of the of Tricida and of Patheon for , Tricida agrees to the Product Warranty that Patheon in the and to Tricida on a as set forth in the Agreement. Patheon will in order to contemplated by this Amendment No. 3. The for , without mutual written agreement of the Parties. The . d. . i. . Tricida will pay , meaning the . ii. . As set forth in Exhibit E to the Agreement, Tricida will pay Product delivered Product , set forth in Section 2 of Exhibit E, for a Product delivered Product . iii. . Tricida will pay for the of all Product at the . iv. . In to the , Tricida will to Patheon at the based on the , as described in Appendix 1. The will be based on . For the sake of clarity, Tricida will pay the

Page 3 of 7 Tricida – Patheon – Amendment 3 to Manufacturing and Commercial Supply Agreement . v. Waste Disposal. Tricida will pay for that are . vi. . The to Patheon for shall not . 4. . Following the and on the basis of , the Parties will meet and discuss in good faith the . To the extent the Parties reach agreement on a , any such shall be performed at as set forth in Section 5.11(g) of the Agreement based on reasonable documentation. If the Parties are unable to reach agreement on or the , the described in Section 2 of Exhibit E to the Agreement). For the sake of clarity, the will be as set forth in the Agreement for the Product ordered Product, and the to Patheon for shall be the amount set forth in the Purchase Order. As an example, if Tricida submits a Purchase Order for , the for Product delivered will be , and the to Patheon for the Purchase Order would be . 5. Amendment No. 2. The Parties agree that the , and no under the , or Amendment No. 2. The of the Parties under section 1(a) and 1(d) of Amendment No. 2 . 6. . Patheon will use commercially reasonable efforts to from suppliers acceptable to both parties and to . The Parties will to and following written agreement by both Parties in the event that . 7. . A will be paid by Tricida. Patheon has the to at its discretion at any time between . The will be within from of invoice.

Page 4 of 7 Tricida – Patheon – Amendment 3 to Manufacturing and Commercial Supply Agreement 8. Miscellaneous. All capitalized terms used herein that are not otherwise defined shall have the meaning given to them in the Agreement. All references to Sections and Exhibits shall refer to Sections and Exhibit to the Agreement unless otherwise specifically stated. Except as expressly amended above, all the terms and conditions of the Agreement remain unchanged and in full force and effect. The Agreement, as amended by this Amendment No. 3, contains the entire understanding of the Parties with respect to the subject matter hereof. This Amendment No. 3 may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same agreement. No modification, amendment, or waiver of this Amendment No. 3 will be effective unless in writing and executed and delivered by the Parties. [Signature Page Follows]

Page 5 of 7 Tricida – Patheon – Amendment 3 to Manufacturing and Commercial Supply Agreement IN WITNESS THEREOF, the Parties have entered into this Amendment No. 3 as of the Amendment No. 3 Effective Date. PATHEON AUSTRIA GMBH & CO KG TRICIDA, INC. By: /s/ Michael Stanek______________ By: /s/ Gerrit Klaerner____________ Name: Michael Stanek______________ Name: Gerrit Klaerner____________ Title: VP Commercial Operations API__ Title: CEO_____________________ By: /s/ Klaus Hilber________________ Legal Review: __________________ Name: Klaus Hilber________________ Finance Review: ________________ Title: Global Lead Counsel DSD

Page 6 of 7 Tricida – Patheon – Amendment 3 to Manufacturing and Commercial Supply Agreement APPENDIX 1

Page 7 of 7 Tricida – Patheon – Amendment 3 to Manufacturing and Commercial Supply Agreement APPENDIX 2